EXHIBIT 99.1




                           FREMONT GENERAL CORPORATION

                                 CODE OF ETHICS
                          FOR SENIOR FINANCIAL OFFICERS


     This Code of Ethics for Senior Financial Officers has been adopted by the Board of Directors (the "Board") of Fremont General Corporation (the "Company"). The honesty, integrity, sound judgment and professional and ethical conduct of our Senior Financial Officers is fundamental to the reputation, functioning and success of the Company.

     Accordingly, the Board has adopted this Code of Ethics as a set of guidelines pursuant to which our Senior Financial Officers should perform their duties. For the purposes of this Code, Senior Financial Officers mean the Chief Executive Officer, President, Chief Financial Officer, the Treasurer and any other person who acts as a senior financial officer. The specific executives who are subject to this Code from time to time will be designated by, and informed of such designation, by the Board.

     In carrying out their duties, each Senior Financial Officer must:

     o Act with honesty and integrity, including the ethical handling of any actual or apparent conflicts of interest between his or her personal and professional relationships;

     o Avoid conflicts of interest and disclose to the Company's General Counsel/Chief Legal Officer transactions or relationships that reasonably could be expected to give rise to such a conflict;

     o Promote full, fair, accurate, timely and understandable disclosure in the reports and documents that the Company files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Company;

     o Encourage and reward professional integrity in all aspects of our financial organization and eliminate barriers to responsible behavior, such as coercion, fear of reprisal or alienation from the financial organization of the Company;

     o Take all reasonable measures to protect the confidentiality of non-public information about the Company and its subsidiaries and their customers obtained or created in connection with the Senior Financial Officer's activities and to prevent the unauthorized disclosures of such information unless required by applicable law or regulation or legal or regulatory process;

     o Comply and take all reasonable actions to cause the Company to comply with applicable governmental laws, rules and regulations, as well as the rules of any exchange on which the securities of the Company are admitted for trading;

     o Promptly report violations of this Code, including any violations of governmental laws, rules or regulations, to the Audit Committee; and

     o    Promote ethical and honest behavior in the workplace.


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     Senior Financial Officers are prohibited from directly or indirectly (i)
taking any action to coerce, manipulate, mislead or fraudulently influence any independent public auditors engaged in the performance of an audit or review of the Company's financial statements that could result in rendering such financial statements materially misleading or (ii) making or causing to be made a materially false or misleading statement to an auditor in connection with any such audit or review.

     Any request for a waiver of any provision of this Code must be in writing and addressed to the Audit Committee, which shall have the sole and absolute discretionary authority to approve any such waiver. Any waiver and the grounds for such waiver for a Senior Financial Officer shall be promptly disclosed through a filing on Form 8-K or by any other means approved by the Securities and Exchange Commission.

     This Code is a statement of certain fundamental principles, policies and guidelines that govern the Company's Senior Financial Officers in the conduct of the Company's business. It is not intended to and does not create any rights in any employee, customer, supplier, competitor, stockholder or any other person or entity.



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ACKNOWLEDGEMENT FORM


I have received and read the Code of Ethics for Senior Financial Officers, and I understand its contents. I agree to comply fully with the standards contained in this Code of Ethics. I understand that I have an obligation to report to the Audit Committee any violations of this Code of Ethics:



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